UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 22, 2005

Date of Report (Date of earliest event reported)

Shurgard Storage Centers, Inc.

(Exact name of registrant as specified in charter)

Washington	001-11455	91-1603837
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street, Suite 400 Seattle, Washington	98109-4426
(Address of principal executive offices)	(Zip Code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Agreements.

On December 22, 2005, Shurgard Storage Centers, Inc. (“Shurgard”) entered into an Amended and Restated Loan Agreement between CCP/Shurgard Joint Venture, LLC, a wholly owned subsidiary of Shurgard (“CCP”), and General Electric Capital Corporation (“GECC”) to extend the maturity date of GECC’S $67 million loan to CCP to December 31, 2008 and to adjust the interest rate to 150 basis points over LIBOR.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.73	Amended and Restated Loan Agreement dated December 22, 2005 between CCP/Shurgard Joint Venture, LLC and General Electric Capital Corporation and others

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shurgard Storage Centers, Inc.

Dated: December 22, 2005	By:	/s/ Jane A. Orenstein
		Name:	Jane A. Orenstein
		Title:	Vice President